UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of Earliest event reported): April 17, 2003

Commission File Number: 333-98397

LINGO MEDIA INC.

______________________________________________________________________________

(Exact name of Registrant as specified in its charter)

Ontario, Canada	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

151 Bloor Street West, Suite 890

Toronto, Ontario

Canada M5S 1S4

___________________________________________________________________________

(Address of principal executive offices)

(416) 927-7000

____________________________________________________________________________

(Registrant’s telephone number including area code)

ITEM 4:  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

NOTICE OF CHANGE OF AUDITORS

LINGO MEDIA INC.

NOTICE OF CHANGE OF AUDITORS

TO:

KPMG LLP, Chartered Accountants

AND TO:

Mintz & Partners LLP

TAKE NOTICE THAT KPMG LLP, the former auditors of Lingo Media Inc. (the “Corporation”), at the request of the Corporation’s management, have tendered their resignation dated and effective April 17, 2003 and the directors of the Corporation, by resolution passed on April 17, 2003 have appointed Mintz & Partners LLP, Chartered Accountants successor auditors in their place, effective April 17, 2003.

TAKE FURTHER NOTICE THAT:

1.

There has been no reservations contained in the auditors’ report on the annual financial statements of the Corporation for the two (2) fiscal years immediately preceding the date of this notice and for any period subsequent to the most recently completed period for which an audit report was issued;

2.

the Corporation’s Board of Directors have approved and accepted the resignation of KPMG LLP and have approved the appointment of Mintz & Partners LLP, Chartered Accountants in their place; and

3.

in the opinion of the Corporation, no reportable events occurred prior to the resignation of KPMG LLP.  Reportable events mean disagreements or unresolved issues between the Corporation and KPMG LLP, and consultations between the Corporation and Mintz & Partners LLP, Chartered Accountants.

DATED at Toronto, Ontario this 17th day of April 2003.

BY ORDER OF THE BOARD

“ Imran Atique”

Secretary

LETTER FROM FORMER AUDITOR

kpmg

KPMG LLP

Chartered Accountants

Telephone

(416) 228-7000

Younge Corporate Centre

Telefax

(416) 228-7123

4100 Younge Street Suite 200

www.kpmg.ca

North York ON M2P 2H3

Canada

Alberta Securities Commission

British Columbia Securities Commission

Securities Commission of Newfoundland

Nova Scotia Securities Commission

Ontario Securities Commission

Dear Sirs:

Re: Lingo Media Inc.

We have read the Notice of Lingo Media Inc. dated April 17, 2003 and are in agreement with the statements contained in such Notice.

Yours very truly,

“KPMG LLP”

Chartered Accountants

Toronto, Canada

April 17, 2003

LETTER FROM SUCESSOR AUDITOR

Mintz & Partners LLP

Chartered Accountants

100 – 1446 Don Mills Road

North York, ON M3B 3N6

Tel:  (416) 391-2900

Fax: (416) 391-2748

Web site: www.mintzca.com

April 19, 2003

Alberta Securities Commission

British Columbia Securities Commission

300 5th Avenue S.W

701, West Georgia Street

Calgary, Alberta T2P 3C4

Vancouver, British Columbia V7Y 1L2

Securities Commission of

Nova Scotia Securities Commission

Newfoundland and Labrador

Joseph Howe Building, 2nd Floor

2nd Floor, West Block

1690 Hollis Street

P.O. Box 8700

P.O. Box 458

St. John’s, Newfoundland A1B 4J6

Halifax, Nova Scotia B3J 2P8

Ontario Securities Commission

20 Queen Street West

Toronto, Ontario M5H 3S8

Dear Sir/Madam:

Re: Lingo Media Inc. (the “Issuer”)

We hereby advise that we have read the Notice of Change of Auditor prepared by the Issuer and that we concur with the information contained therein, based on our knowledge of the information at the time.

Should you have any questions, please do not hesitate to contact the undersigned.

Yours truly,

“MINTZ & PARTNERS LLP”

“Elliot Jacobson”_______

Elliot Jacobson”

CONFIRMATION RE REVIEW

LINGO MEDIA

151 Bloor St. West, Ste 890

Toronto, Ontario

Canada M5S 1S4

T +1 416 927 7000

F +1 416 927 1222

www.lingomedia.com

April 21, 2003

TO WHOM IT MAY CONCERN

Please be advised that the Audit Committee of Lingo Media Inc. has reviewed the Notice of Change of Auditors dated April 17, 2003, the letter dated April 17, 2003 from the former auditors KPMG LLP and the letter dated April 19, 2003 from the successor auditors Mintz & Partners LLP.  All information contained in these documents is hereby confirmed by the Audit Committee.

Yours truly,

“Richard J. G. Boxer”

Chairman, Audit Committee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

LINGO MEDIA INC.

By: “Michael Kraft”_________

Michael Kraft

President and Chief Executive Officer